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                                                                   EXHIBIT 10(6)

                     FIRST AMENDMENT TO TERM LOAN AGREEMENT

         FIRST AMENDMENT TO TERM LOAN AGREEMENT, dated July 2, 1996 (the "Term Loan Agreement"), among MOUNTAINEER PARK, INC., a West Virginia corporation (the "Borrower"), WINNERS ENTERTAINMENT, INC., a Delaware corporation (the "Guarantor") and MADELEINE LLC, a New York limited liability company (the "Lender").

                                    RECITALS


                  The Borrower, the Guarantor and the Lender desire to amend the Term Loan Agreement to (i) modify the representations contained in Sections 5.01(b) and 5.01(i) of the Term Loan Agreement, (ii) waive the Event of Default, if any so exists, under Section 7.01(f) of the Term Loan Agreement arising from a breach, if any, of Paragraph 5(g) of the Credit Line Deed of Trust (the "First Deed"), made the 27th day of June, 1994, by and between the Borrower and Louis
S. Southworth II and Ellen S. Cappellanti as trustees, with respect to the Property and (iii) add as a new Event of Default the Guarantor's failure to increase the number of validly issued, fully paid and non-assessable shares of its Common Stock from 25,000,000 shares to 30,000,000 shares on or before l20 days from the date hereof, all on the terms and conditions hereinafter set forth. Accordingly, the Borrower, the Guarantor and the Lender hereby agree as follows:

         1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Term Loan Agreement.

         2. Authorization, Etc. Section 5.01(b)(ii) of the Term Loan Agreement is hereby amended by adding the words "(other than the provisions of Paragraph 5(g) of the First Deed)" after the word "restriction" and before the word "binding" on the fourth line of Section 5.01(b).

         3. Compliance with Law, Etc.. Section 5.01(i) of the Term Loan Agreement is hereby amended by adding the words ", other than the provisions of Paragraph 5(g) of the First Deed" as a consequence of the granting of the Deed of Trust by the Borrower to the Lender after the word "instrument" on the third line thereof.

         4. Events of Default. Section 7.01 of the Term Loan Agreement is hereby amended by (a) deleting the period at the end of Section 7.01(l) and replacing it with a semi-colon and (b) adding a new subsection (i) as follows:

                  "(i) the Guarantor shall have failed to increase the number of validly issued, fully paid and non-assessable shares of its Common Stock from 25,000,000 shares to 30,000,000 shares on or before l20 days from the date hereof."

         5. Representations and Warranties. The Borrower and the Guarantor represent and warrant to the Lender as follows:

                (a) The execution, delivery and performance by the Borrower and the Guarantor of this Amendment and the performance by the Borrower and the Guarantor of the Term Loan Agreement as amended hereby (i) have been duly authorized by all necessary corporate action and (ii) do not and will not contravene their organization documents or any applicable law.

                (b) This Amendment and the Term Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and the Guarantor, enforceable against the Borrower and the Guarantor in accordance with their terms.

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                (c) The representations and warranties contained in Article V of the Term Loan Agreement, except as modified by this Amendment, are correct on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default has occurred and is continuing on and as of the date hereof.



         6. Continued Effectiveness of Loan Agreement. Each of the Borrower and the Guarantor hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in any such Loan Document to "the Term Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Term Loan Agreement shall mean the Term Loan Agreement as amended by this Amendment and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Lender, or to grant to the Lender a security interest in or Lien on, any collateral as security for the Obligations of the Borrower or the Guarantor from time to time existing in respect of the Term Loan Agreement and the Loan Documents, such pledge, assignment and/or grant of the Term Loan Agreement and security interest or Lien is hereby ratified and confirmed in all respects.

         7.     Miscellaneous.

                (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                (d) The Borrower will pay on demand all fees, costs and expenses of the Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements, and other charges of Schulte Roth & Zabel, counsel to the Lender.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:                                    GUARANTOR:
MOUNTAINEER PARK, INC.                       WINNERS ENTERTAINMENT, INC.

By:    /s/ Edson R. Arneault                 By:   /s/ Edson R. Arneault
       -----------------------------               -----------------------------
       Name:      Edson R. Arneault                Name:      Edson R. Arneault
       Title:     President                        Title:     President


LENDER:
MADELEINE LLC

By:    /s/ Kevin Genda
       --------------------------------
       Name:      Kevin Genda
       Title:     Power of Attorney


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